UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

[●], 2025

Dear Contract Owner:

The Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each portfolio organized as a series of the Trusts (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Monday, December 8, 2025, at [●] [a.m.]/[p.m.] Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

Although you are not directly a shareholder of any Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company, (collectively, the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio. SunAmerica is indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). On June 26, 2025, Corebridge and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides in relevant part that any investment advisory agreement, including any subadvisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction will constitute a Change of Control Event for SunAmerica, resulting in the automatic termination of the Portfolios’ existing investment advisory and management agreements and subadvisory agreements.

To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, at the Special Meeting, shareholders will be asked to approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios (the “Proposal”).

Shareholders are not being asked to approve the Transaction or any new subadvisory agreements with the Portfolios’ existing subadvisers. As described in the accompanying proxy statement, in addition to approving the new investment advisory and management agreements, the Board of each Trust has approved new subadvisory agreements with the Portfolios’ existing subadvisers pursuant to a manager-of-managers exemptive order which permits the Trusts and SunAmerica, subject to the approval of the respective Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers.

As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on the Proposal. The Board of each Trust has determined that the Proposal is in the best interests of the Trust and each Portfolio, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of the Proposal.

SunAmerica has attached a “Questions & Answers” section to assist you in evaluating the Proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,
/s/ John T. Genoy
John T. Genoy
President of Seasons Series Trust and SunAmerica Series Trust

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are an owner of a variable annuity contract or variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”) and you are indirectly invested in one or more of the investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Seasons Series Trust (“SST”) or SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”). Contract Owners have a beneficial interest in a Portfolio, but do not invest directly in or hold shares of the Portfolio. The Life Companies, as the shareholders of a Portfolio, have voting rights with respect to the Portfolio shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Portfolio shares attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Portfolio to be held on Monday, December 8, 2025, at [●] [a.m.]/[p.m.] Eastern Time. You may also submit your voting instructions at the Special Meeting. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

For convenience, we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio.

Q:	What is the purpose of the Special Meeting?

A:

The Board of Trustees of each Trust (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) has called the Special Meeting to request that you approve, as an investor in the Portfolio(s) of a Trust, a new investment advisory and management agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and the Trust, on behalf of such Portfolio(s), (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”) each to take effect upon the consummation of the Transaction (as defined below), with respect to the Portfolio(s) in which you are invested.

Q:	Why are shareholders being asked to approve the New Advisory Agreements?

i

A:

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust’s current investment advisory and management agreement with SunAmerica, the investment adviser to each of the Portfolios, (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”) automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of SunAmerica. This provision effectively requires a Portfolio’s shareholders to vote on a new investment advisory and management agreement if SunAmerica experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act. Such transfer is often referred to as a “Change of Control Event.”

As described in more detail in the Proxy Statement, Corebridge Financial, Inc. (“Corebridge”), SunAmerica’s ultimate parent company, and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions. Consummation of the Transaction will constitute a Change of Control Event for SunAmerica, resulting in the automatic termination of the Portfolios’ Current Advisory Agreements and existing subadvisory agreements.

In order to ensure that the existing investment advisory and subadvisory services can continue uninterrupted for the Portfolios, the Board of each Trust has approved the New Advisory Agreement with SunAmerica, on behalf of each of its respective Portfolios, as well as new subadvisory agreements with the existing subadvisers to certain Portfolios, in connection with the Transaction. Shareholders are being asked to approve each New Advisory Agreement, which would be effective upon the consummation of the Transaction. These agreements are described below.

The Transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Portfolios, the portfolio management of any Portfolio, or the level, nature and quality of services provided by SunAmerica.

With respect to the new subadvisory agreements approved by the Board of each Trust noted above, the Trusts and SunAmerica rely on an exemptive order from the U.S. Securities and Exchange Commission that permits SunAmerica, subject to the approval of the respective Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. Therefore, no action is required by shareholders with respect to the new subadvisory agreements.

Q:	Will the proposed New Advisory Agreements change how the Portfolios are managed?

A:

No. The Transaction is not expected to result in any changes to the management of the Portfolios. If shareholders approve the New Advisory Agreements, the Portfolios’ existing portfolio managers are expected to continue to provide for the day-to-day management of the applicable Portfolio. In addition, the majority of the key personnel responsible for the management operations of the Portfolios are not expected to change as a result of the Transaction. The Transaction will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Portfolios.

Q:	Do the proposed New Advisory Agreements materially differ from the Current Advisory Agreements?

A:	No. The material terms of each proposed New Advisory Agreement are identical to those of its respective Current Advisory Agreement, except for new effective and termination dates.

Q:	What happens if shareholders of a Portfolio do not approve their proposed New Advisory Agreements?

A:

If the shareholders of a Portfolio do not approve their Trust’s proposed New Advisory Agreement upon the closing of the Transaction, the applicable Current Advisory Agreement and any current subadvisory agreements would terminate and SunAmerica would not be able to continue to serve as adviser or enter into any subadvisory agreement for the Portfolio to provide for continuity of service. Under these circumstances, the applicable Board would need to consider appropriate action, which could include, among other things, allowing the Portfolio to operate under interim advisory and/or subadvisory agreements with a duration of no more than 150 days, seeking approval of new investment advisory and management agreements and subadvisory agreements, liquidation of a Portfolio, or reorganizing the Portfolio with and into another fund in the SunAmerica complex.

Q:	Who is paying for the expenses of this solicitation of proxies in connection with the Meeting?

A:

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by SunAmerica, Venerable, and/or their respective affiliates.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board of each Trust recommends that shareholders vote “FOR” the approval of the Trust’s New Advisory Agreement with respect to the Portfolios overseen by that Board.

Each Board believes that approval of the New Advisory Agreement is in the best interests of its respective Trust and Portfolios, as well as being in the best interests of shareholders.

Q:	Who is eligible to vote?

A:

Shareholders directly or indirectly invested in shares of a Portfolio as of the close of business on Thursday, September 25, 2025, are eligible to vote or instruct their Life Company as to how to vote their shares.

Shares of certain Portfolios are held by other Portfolios that are operated as “funds-of-funds” under the 1940 Act. The Portfolios that are “funds-of-funds” do not pass through the voting rights with respect to their underlying Portfolios to the contract holders that own their shares. Those Portfolios will vote their shares of the underlying Portfolios according to their own proxy voting policies.

Q:	How do I vote my shares?

A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” below.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing a unique event link that will be provided to you prior to the Special Meeting. To register to attend the virtual meeting, you should go to [●] and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on [●],[●], 2025. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For shareholders who own shares through a Variable Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Portfolio shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Portfolio. Shares for which the Life Companies receive either no timely voting instructions or an unsigned voting instruction card from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote

Q:	Why are multiple proxy cards or voting instruction cards enclosed?

A:

If you are a shareholder of more than one Portfolio or of a Portfolio in more than one Variable Contract, you may receive more than one proxy card or voting instruction card. Please execute each card received separately.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding the Proposal, please feel free to call our proxy solicitor, [●], at [●] between the hours of [●] a.m. and [●] p.m. Pacific Time or [●] a.m. and [●] p.m. Eastern Time, Monday through Friday.

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp., by John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Important additional information about the Proposal is set forth in the accompanying Proxy Statement.

Please read it carefully.

v

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800) 445-7862

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, DECEMBER 8, 2025

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the various investment portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) will be held on Monday, December 8, 2025, at [●] [a.m.]/[p.m.] Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link, as detailed below.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio. SunAmerica is indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). On June 26, 2025, Corebridge and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides in relevant part that any investment advisory agreement, including any subadvisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction will constitute a Change of Control Event for SunAmerica, resulting in the automatic termination of the Portfolios’ existing investment advisory and management agreements and subadvisory agreements

To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, the Special Meeting is called to approve new investment advisory and management agreements between SunAmerica and each of SunAmerica Series Trust and Seasons Series Trust (each, a “Trust”), on behalf of each of its respective Portfolios.

The shareholders of each Portfolio of each Trust are being asked to consider and vote upon the following matters:

1.

With respect to each Portfolio of the Trust, to approve a new investment advisory and management agreement between SunAmerica and such Trust, on behalf of such Portfolio, each to take effect upon the Change of Control Event resulting from the Transaction. The material terms of the proposed investment advisory and management agreements are identical to the material terms of the current investment advisory and management agreements (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); and

2.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

The Board of Trustees (the “Board”) of each Trust has fixed the close of business on Thursday, September 25, 2025, as the record date (the “Record Date”) for determination of shareholders of each relevant Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link. To register to attend the virtual meeting, you should go to [●] and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than [●] p.m., Eastern Time, on [●], [●], 2025. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting of shareholders. The Life Companies, through the Separate Accounts, are the record owner of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting and any postponements and adjournments thereof. For purposes of the enclosed Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see page [●] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at [●].

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

PROPOSAL WITH RESPECT TO YOUR PORTFOLIO(S), AS APPLICABLE.

By order of the Boards of Trustees,

/s/ Kathleen D. Fuentes
Kathleen D. Fuentes
Secretary of Seasons Series Trust and SunAmerica Series Trust
Jersey City, New Jersey
[●], 2025

Portfolios Holding Joint Special Meeting of Shareholders on Monday, December 8, 2025

Seasons Series Trust

SA Allocation Aggressive Portfolio

SA Allocation Balanced Portfolio

SA Allocation Moderate Portfolio

SA Allocation Moderately Aggressive Portfolio

SA American Century Inflation Managed Portfolio

SA Columbia Focused Value Portfolio

SA Franklin Allocation Moderately Aggressive Portfolio

SA Multi-Managed Diversified Fixed Income Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Small Cap Portfolio

SunAmerica Series Trust

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA American Funds® Asset Allocation Portfolio

SA American Funds® Global Growth Portfolio

SA American Funds® Growth Portfolio

SA American Funds® Growth-Income Portfolio

SA American Funds® VCP Managed Allocation Portfolio

SA BlackRock Multi-Factor 70/30 Portfolio

SA Emerging Markets Equity Index Portfolio

SA Federated Hermes Corporate Bond Portfolio

SA Fidelity Institutional AM® Global Equities Portfolio

SA Fidelity Institutional AM® International Growth Portfolio

SA Fidelity Institutional AM® Real Estate Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Franklin Small Company Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Franklin Tactical Opportunities Portfolio

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Goldman Sachs Government and Quality Bond Portfolio

SA Goldman Sachs Multi-Asset Insights Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA International Index Portfolio

SA Invesco Growth Opportunities Portfolio

SA Janus Focused Growth Portfolio

SA JPMorgan Diversified Balanced Portfolio

SA JPMorgan Emerging Markets Portfolio

SA JPMorgan Equity-Income Portfolio

SA JPMorgan Large Cap Core Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA JPMorgan Ultra-Short Bond Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA MFS Large Cap Growth Portfolio

SA MFS Massachusetts Investors Trust Portfolio

SA MFS Total Return Portfolio

SA Mid Cap Index Portfolio

SA Morgan Stanley International Equities Portfolio

SA PIMCO Global Bond Opportunities Portfolio

SA PIMCO RAE International Value Portfolio

SA PineBridge High-Yield Bond Portfolio

SA Putnam International Value Portfolio

SA Schroders VCP Global Allocation Portfolio

SA Small Cap Index Portfolio

SA T. Rowe Price Allocation Moderately Aggressive Portfolio

SA T. Rowe Price VCP Balanced Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Strategic Multi-Asset Portfolio

x

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800) 445-7862

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Boards of Trustees (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various investment portfolios of the Trusts listed in the accompanying Notice of Joint Special Meeting of Shareholders (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Monday, December 8, 2025, at [●] [a.m.]/[p.m.] Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link.

Shareholders of record of each Portfolio at the close of business on Thursday, September 25, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Portfolio on or about [●], 2025. Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To register to attend the virtual meeting, please go to [●] and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than [●] p.m., Eastern Time, on [●], [●], 2025. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meeting.

The purpose of the Special Meeting is for shareholders to consider and vote on the proposal as more fully described herein.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio SunAmerica is indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). On June 26, 2025, Corebridge and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides in relevant part that any investment advisory agreement, including any subadvisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction will constitute a Change of Control Event for SunAmerica, resulting in the automatic termination of the Portfolios’ existing investment advisory and management agreements and subadvisory agreements

To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, the Special Meeting is called to approve new investment advisory and management agreements between SunAmerica and each Trust, on behalf of each of its respective Portfolios.

At the Special Meeting, shareholders of each Portfolio of each Trust will be asked to consider and vote on the following matters:

1.

With respect to each Portfolio of the Trust, to approve a new investment advisory and management agreement between SunAmerica and such Trust, on behalf of such Portfolio, each to take effect upon the Change of Control Event resulting from the Transaction. The material terms of the proposed investment advisory and management agreements are identical to the material terms of the current investment advisory and management agreements (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately); and

2.	To transact such other business as may properly come before the Special Meeting and any postponements and adjournments thereof.

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

For ease of reference, throughout this Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, at P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling the following number: 1-800-445-7862.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders to be Held on Monday, December 8, 2025:

This Proxy Statement is available on the Internet at [●]. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL – APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO

Background

As discussed above, on June 26, 2025, Corebridge, SunAmerica’s ultimate parent company, and Venerable announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (previously defined as the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions.

Venerable owns and manages legacy variable annuity business acquired from other entities. Created by an investor group led by affiliates of Apollo Global Management, Inc., Crestview Partners, Reverence Capital Partners, L.P., and Athene Holdings, Ltd., Venerable is a business with well-established, strategic investors, experienced in successfully building and growing insurance businesses with patient, long-term capital.

As required by the 1940 Act, the existing investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”) provides that it must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction will constitute a Change of Control Event for SunAmerica, resulting in the automatic termination of the Portfolios’ Current Advisory Agreements. Accordingly, the shareholders of each Portfolio are being asked to consider and vote on a new investment advisory and management agreement between SunAmerica and their respective Trust (each, a “New Advisory Agreement,” and together the “New Advisory Agreements”).

In connection with the Transaction, the Board of each Trust will consider the current trustees of the Venerable Variable Insurance Trust as potential candidates for service on the respective Trusts’ Boards. Notwithstanding this review, the Boards are under no obligation to nominate any of the Venerable trustees, nor is there any requirement for the Boards to take any action with respect to such nominations prior to the consummation of the Transaction.

Information about SunAmerica

SunAmerica is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. SunAmerica serves as investment adviser and manager for all of the Portfolios of each Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $70.28 billion as of March 31, 2025. SunAmerica is a direct, wholly-owned subsidiary of American General Life Insurance Company (“AGL”), which holds 100% of SunAmerica’s voting securities. AGL is a stock life insurance company organized under the laws of the state of Texas and is located at 2727-A Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge. Corebridge is located at 2919 Allen Parkway, Woodson Tower, Houston, Texas 77019.

The following table lists the names and principal occupations of SunAmerica’s principal executive officers and directors. The business address of each person listed below is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

Name	Principal Occupation
John T. Genoy	Director, Chairman of the Board, President and Chief Operating Officer of SunAmerica; Vice President of Corebridge Capital Services, Inc.
Matthew J. Hackethal	Chief Compliance Officer and Vice President of SunAmerica
Bryan Pinsky	Director of SunAmerica; Senior Vice President, American General Life Insurance Company & The United States Life Insurance Company in the City of New York
Frank P. Curran	Senior Vice President and Controller of SunAmerica
Kathleen D. Fuentes	Senior Vice President, General Counsel and Chief Legal Officer of SunAmerica.

Description of the New Advisory Agreements

Each New Advisory Agreement is identical in all material respects to the applicable Current Advisory Agreement, except for new effective and termination dates. The Current Advisory Agreements, each dated January 13, 2025, were last approved by shareholders on January 19, 2023, in connection with a Change of Control Event whereby American International Group, Inc. divested all of its interest in Corebridge over time, resulting in the automatic termination of SunAmerica’s then-existing investment advisory and management agreements. The Boards of the Trusts last approved the Current Advisory Agreements at a meeting held on September 18, 2025.

Each New Advisory Agreement would become effective upon the consummation of the Transaction. The material terms of each New Advisory Agreement are discussed in more detail below. The description of each New Advisory Agreement that follows is qualified entirely by reference to the applicable form of each type of New Advisory Agreement included in Exhibit A to this Proxy Statement. Each Portfolio to which the respective form relates is also set forth in Exhibit A. As indicated below, the advisory fee rate for each Portfolio is provided in Exhibit B.

Services

No changes to the services provided by SunAmerica as specified under the Current Advisory Agreements are proposed in connection with the Proposal.

Both the Current Advisory Agreement and the New Advisory Agreement of each Trust provide that SunAmerica shall manage the affairs of the Trust, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties include, but are not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. In addition, in performing such duties, SunAmerica shall provide office space, bookkeeping, accounting, clerical, secretarial and administrative services; be responsible for the financial and accounting records required to be maintained by each Portfolio; and oversee the performance of services provided to each Portfolio by others.

Appointment of Subadvisers

No changes to the authority of SunAmerica to appoint subadvisers are proposed in connection with the Proposal.

Both the Current Advisory Agreement and the New Advisory Agreement of each Trust permit SunAmerica to delegate certain of its duties with respect to a Portfolio to a subadviser pursuant to a written subadvisory agreement in accordance with the 1940 Act.

SunAmerica and each Trust rely on an exemptive order from the SEC that permits SunAmerica to enter into and materially amend subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval (the “SunAmerica Order”). The SunAmerica Order applies to each Trust and each of its Portfolios and is subject to certain conditions, including the requirement that the Board, including a majority of Independent Trustees, approve any new subadvisory agreement or material amendment to a subadvisory agreement and that SunAmerica send shareholders an information statement complying with the conditions of Regulation 14C under the Securities Exchange Act of 1934, as amended, within 60 days after the retention of a new subadviser or a material amendment to an existing subadvisory agreement. The SunAmerica Order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

As with the Current Advisory Agreement of each Trust, the current subadvisory agreements between SunAmerica and any subadvisers with respect to a Portfolio will automatically terminate upon the Change of Control Event. SunAmerica and each Trust expect to rely on the SunAmerica Order to enter into new subadvisory agreements with the existing, unaffiliated subadvisers to the Portfolios.

Expenses

No changes to the expenses provisions of the Current Advisory Agreements are proposed in connection with the Proposal.

Both the Current Advisory Agreement and the New Advisory Agreement of each Trust provide that SunAmerica shall pay all of its expenses arising from the performance of its obligations under the Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of SunAmerica. SunAmerica shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

Contractual Advisory Fees

No changes in the contractual advisory fees for the Portfolios are proposed in connection with the Proposal. Exhibit B includes the fee schedules for each Portfolio. Exhibit C provides information on the compensation paid to SunAmerica by each registered investment company with an investment objective similar to the investment objectives of the Portfolios.

Liability

No changes to the liability provisions of the Current Advisory Agreements are proposed in connection with the Proposal.

Both the Current Advisory Agreement and the New Advisory Agreement of each Trust provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) thereunder on the part of SunAmerica (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica), SunAmerica shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services thereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Agreement relates, except to the extent specified in the 1940 Act. Furthermore, except for such disabling conduct or liability under Section 36(b) of the 1940 Act, the Trust shall indemnify SunAmerica (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica) from any liability arising from SunAmerica’s conduct under the Agreement.

Term and Continuance

No changes to the term and continuance provisions of the Current Advisory Agreements are proposed in connection with the Proposal. The Current Advisory Agreement and the New Advisory Agreement of each Trust would differ only to the extent of their effective and termination dates.

If approved by shareholders, each New Advisory Agreement will be effective upon the consummation of the Transaction. After an initial two-year term, each New Advisory Agreement would continue in effect from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of a Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal.

Termination

No changes to the termination provisions of the Current Advisory Agreements are proposed in connection with the Proposal.

Both the Current Advisory Agreement and the New Advisory Agreement of each Trust provide that the Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio on sixty (60) days’ written notice to SunAmerica. Similarly, SunAmerica may terminate the Agreement without penalty on like notice to the Trust upon the conditions specified in the Agreement. Each Agreement automatically terminates upon assignment.

Factors Considered by the Board

[The Board, including the Independent Trustees, met on August 25, 2025 and September 18, 2025 (together, the “Board Meeting”) to evaluate, among other matters, the Transaction, as well as the services expected to be provided by SunAmerica after it becomes owned by Venerable, and to determine whether to approve the New Advisory Agreements for each Trust, on behalf of its respective Portfolios, and to recommend approval to the Portfolios’ shareholders. At the Board Meeting and throughout the process of considering the New Advisory Agreements, the Independent Trustees were assisted in their review, and were advised, by independent legal counsel and met with counsel in executive sessions separate from representatives of SunAmerica.

The Board further considered that the expenses associated with obtaining shareholder approval of the New Advisory Agreements would be paid by SunAmerica, Venerable and/or their respective affiliates.

At the Board Meeting, the Board also conducted its annual consideration of the renewal of the Current Advisory Agreements (the “Annual Renewals”). During the review process that led to its renewal of the Current Advisory Agreements, the Board considered that it was also being asked to consider approval of the New Advisory Agreements in connection with the Transaction.

Prior to the Board Meeting, the Independent Trustees requested certain detailed information from SunAmerica and Venerable regarding the Transaction, the Trusts and the New Advisory Agreements, as well as the Annual Renewals, and reviewed the responses provided by SunAmerica and Venerable. The Board communicated with senior representatives of SunAmerica and Venerable regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Portfolios and their shareholders. In this regard, the Trustees spoke with representatives of SunAmerica and Venerable during the Board Meeting and, with respect to the Independent Trustees, in private sessions with their independent counsel to discuss the anticipated effects of the Transaction.

In connection with the Annual Renewals, the Board received extensive materials related to certain factors used in its consideration whether to renew the Current Advisory Agreements. The Board also relied on this information in relation to its consideration whether to approve the New Advisory Agreements. Those factors included:

1.	the requirements of the Trusts in the areas of investment supervisory and administrative services;

2.

the nature, extent and quality of the investment advisory, administrative, operational and compliance services provided by SunAmerica, including a review of the investment performance of the Portfolios and oversight of the subadvisers;

3.

the size and structure of the investment advisory fee and any other material payments to SunAmerica and, in connection therewith, a review of the costs of services provided and the profits realized by SunAmerica and its affiliates from the relationship with the Trusts;

4.	the expenses paid by each of the Portfolios, including their total operating expenses and any applicable expense limitation;

5.	the extent to which SunAmerica realizes economies of scale and shares them with the Trusts; and

6.	the organizational capability, resources, personnel and financial condition of SunAmerica and its affiliates.

In addition, the Board considered (a) the historical relationship between the Trusts and SunAmerica; (b) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (c) the reasonableness of the amount of the fees retained by SunAmerica in light of the services provided by SunAmerica and the subadvisers.

In addition to the information the Board received and considered in approving the Current Advisory Agreements, SunAmerica also provided information relating to the New Advisory Agreements, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Trusts, and the expected management and operation of SunAmerica after the closing of the Transaction. The Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of SunAmerica and its affiliates that render administrative, distribution, compliance, and other services to the Trusts. The Independent Trustees were also provided with legal memoranda discussing their fiduciary duties related to the approval of the New Advisory Agreements as well as considerations relevant to the Transaction.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Venerable in connection with their consideration of approval of the New Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which their independent counsel provided guidance to the Independent Trustees. The Board and the Independent Trustees did not identify any single matter or particular data point that, in isolation, would be controlling in their decision to approve the New Advisory Agreements. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board and the Independent Trustees and the conclusions that formed the basis for approving the New Advisory Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors does not include all of the factors that were considered.

Nature, Quality and Extent of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by SunAmerica. In making its evaluation, the Board considered that SunAmerica acts as adviser for each Portfolio, manages the investment of portions of certain Portfolios’ assets, manages the daily business affairs of the Trusts, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies, and provides oversight with respect to the daily management of certain Portfolios’ assets, or a portion thereof, allocated to the subadvisers, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among Portfolios with multiple subadvisers and ensuring that the subadvisers’ styles adhere to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SunAmerica is responsible for overseeing the performance of services by the Trusts’ custodian, transfer agent and dividend disbursing agent. The Board also noted that SunAmerica is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trusts’ business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trusts or any Portfolio) and such executive and other personnel as may be necessary for the operations of each Portfolio. The Board considered that SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services. The Board also considered that representatives of SunAmerica indicated their belief that no material changes in SunAmerica’s management or operations are expected as a result of the Transaction and that the Transaction is not expected to have an adverse effect on SunAmerica’s performance or delivery of services under the New Advisory Agreements relative to SunAmerica’s performance or delivery of services under the Current Advisory Agreements.

In addition, the Board considered the key personnel of SunAmerica who are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios in addition to current and projected staffing levels and compensation practices. The Board also considered the compensation program for SunAmerica’s investment professionals. The Board considered that no material changes to any Portfolio’s investment management team or SunAmerica’s compensation practices are expected to occur as a result of the Transaction.

The Board considered SunAmerica’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering funds that employ a variety of investment strategies. The Board also considered the Trusts’ relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients. The Board also considered SunAmerica’s code of ethics and its risk management process, and that SunAmerica has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ registration statement. The Board further considered that no material changes to SunAmerica’s risk management processes and compliance policies and procedures were expected to result from the Transaction.

The Board considered that the nature, extent and quality of the services provided to the Portfolios by SunAmerica were expected to remain unchanged after the change of control of SunAmerica that would result from the completion of the Transaction.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the subadvisers, respectively.

To assist in analyzing the reasonableness of the advisory and subadvisory fees, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”) as well as information provided by management. The Board also considered advisory fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios it advises. Based on the information from Broadridge, the Board reviewed detailed information about peer groups of comparable mutual funds based on various factors such as the type of fund (those underlying variable insurance products), comparable investment objectives and strategies, among other factors. Referred to herein are Expense Groups and Performance Groups/Universes that represent those peer groups of funds used to compare expenses and performance, respectively. The Board also received performance data and expense information prepared by management.

The Trustees noted that the expense information as a whole was useful in assessing whether SunAmerica and the subadvisers were providing services at a cost that was competitive with other similar funds. The performance information included annualized returns for the period since inception and the one-, three-, five- and ten-year periods, as applicable, ended June 30, 2025 from Broadridge and performance information as of June 30, 2025 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to each Portfolio’s relevant benchmark and Morningstar and/or Broadridge peer groups, as applicable, and each subadviser’s performance within a Portfolio. The Board considered that management makes particular note of Portfolios that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolios’ fees and expenses and performance in connection with the Annual Renewals, the Board noted that it considered expense and performance information for each Portfolio provided by Broadridge and management in making its determination to renew the Current Advisory Agreements. For Portfolios with periods of relative underperformance, the Board considered management’s explanations of and plans to address that underperformance. The Board also reviewed Portfolios with higher expenses relative to their respective Expense Groups/Universes and considered management’s discussions in that regard. In particular, the Board considered management’s discussion of the Trusts’ multi-manager subadvisory management structure and its explanation that the structure results in increased advisory fees and expenses to these Portfolios but noted the potential benefits to this type of multi-manager strategy where the Portfolios have access to the expertise of multiple subadvisers and the varied investment techniques employed by each subadviser in connection with a Portfolio’s investment objectives/strategies. The Board also considered that the Transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Portfolios, nor a reduction in any fee waiver or expense limitation agreed to by SunAmerica with respect to the Portfolios.

Ultimately, the Board and the Independent Trustees concluded that SunAmerica has a strong long-term record of effectively managing each of the Portfolios and monitoring the effectiveness of the contributions made by each of the subadvisers. The Board and the Independent Trustees further concluded that SunAmerica was applying appropriate discipline and oversight to ensure that each Portfolio adhered to its stated investment objective and strategies and that SunAmerica’s record in managing each Portfolio supported the conclusion that its continued management should benefit each Portfolio and its shareholders.

Cost of Services & Benefits Derived

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SunAmerica in connection with rendering investment advisory services to the Trusts were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trusts did not impact the reasonableness of the advisory fee. The Board considered that the Trusts also pay VALIC Retirement Services Company (“VRSCO”), an affiliate of SunAmerica, a fee for transfer agency and related services. The Board noted that the Trusts would continue to pay VRSCO to provide these services after the closing of the Transaction and that, although VRSCO will no longer be an affiliate of SunAmerica, VRSCO will provide those services at cost and does not anticipate earning a profit from the fees received from the Trusts.

Also in connection with the Annual Renewals, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be significant. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may rely on foreign tax credits with respect to certain foreign securities held by applicable Portfolios. The Board considered that the Life Companies receive financial support from SunAmerica and certain subadvisers for distribution-related activities, including administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers. In addition, the Board considered that, because shares of the Portfolios are offered as investment options through Variable Contracts, the investment objectives, strategies and performance of the Portfolios may positively or negatively impact a Life Company’s ability to hedge and the related hedging costs associated with guarantees that the Life Company may provide as the issuer of the Variable Contracts. [The Board considered that these benefits will continue to accrue to the Life Companies after closing of the Transaction, although the Life Companies will no longer be affiliates of SunAmerica.]

The Board concluded that any benefits that SunAmerica and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios would continue to be reasonable following the closing of the Transaction.

Profitability and Economies of Scale

The Board considered that SunAmerica is unable to estimate the profitability of the New Advisory Agreements to itself or its affiliates, because the Transaction has not yet closed and the New Advisory Agreements are not yet in effect. The Board noted, however, that in connection with the Annual Renewals, it received information related to SunAmerica’s profitability as well as the profitability of certain affiliates with respect to the services they provide to the Trusts’ Portfolios in connection with the Current Advisory Agreements. The profitability analysis reflected the relationship between SunAmerica and the affiliated Life Companies. The Board considered that, pursuant to administrative services agreements between SunAmerica and each of the Life Companies, SunAmerica pays a fee to each Life Company at an annual rate of 25 basis points of the average daily net assets of the Portfolios that are held by the corresponding separate accounts of each Life Company, in exchange for certain administrative services provided to the Portfolios. The Board determined that the profitability to SunAmerica in connection with its relationship to the Trusts under the Current Advisory Agreements was reasonable. In addition, the Board considered the Investment Management Profitability Analysis prepared by an independent information service, Broadridge, and noted that SunAmerica’s profitability under the Current Advisory Agreements was generally in the range of the profitability of companies contained in the report.

The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. It was noted that the advisory fees of nearly all Portfolios contain breakpoints that will reduce the fees paid by a Portfolio as its assets increase. The Board also considered that SunAmerica has voluntarily agreed to waive fees in certain instances. The Board considered that the multiple fee waivers and expense limitations agreed to by SunAmerica were expected to continue unchanged after the change of control of SunAmerica that would result from closing of the Transaction.

The Board considered that management believed that the Portfolios’ existing fee schedules reflect the economies of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trusts and SunAmerica in an appropriate manner and would continue to be shared after completion of the Transaction.

Considerations Specific to the Transaction

The Board considered the expected impact of the Transaction on SunAmerica and its ability to serve the Portfolios. The Board also considered any potential advantages and disadvantages to shareholders as a result of the Transaction. The Board and the Independent Trustees noted in particular that the terms of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements; that the advisory fee rates under the New Advisory Agreements are identical to those under the Current Advisory Agreements; that the fee waivers and expense limitations agreed to by SunAmerica with respect to any Portfolio will not change; that the nature, extent and quality of the services to be provided by SunAmerica pursuant to the New Advisory Agreements are expected to be provided with the same level of commitment; that the fee waivers and/or expense reimbursements SunAmerica has agreed to with respect to any Fund would not change; that the continued retention of SunAmerica would minimize the disruption of the Portfolios’ operations and would not cause the Trusts to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the majority of the key personnel serving the Trusts, including all of the personnel providing investment management services to the Portfolios, are expected to continue to be retained after the change of control of SunAmerica. The Board and the Independent Trustees also considered the strength of SunAmerica’s relationships with and historical management of the subadvisers, as well as potential disadvantages of the Transaction to Portfolio shareholders, such as the potential loss of certain personnel of SunAmerica who would remain with Corebridge following the Transaction. Based on the information provided by SunAmerica, the Board and the Independent Trustees concluded that the Transaction is not likely to result in any diminution of SunAmerica’s financial resources or its ability to continue to serve the Trusts, or to otherwise destabilize SunAmerica or its management or personnel.

The Independent Trustees also received substantial information about Venerable, including information about its business and resources. Additionally, the Independent Trustees received a presentation from senior management at Venerable at the Board Meeting. The Board considered the projected financial condition of SunAmerica after the change of control that would result from the completion of the Transaction. The Independent Trustees also discussed the anticipated benefits to the Portfolios and their shareholders resulting from the Transaction, including the potential for Venerable’s interest in SunAmerica and experience with variable annuity products to provide additional resources that could benefit the Portfolios and their shareholders.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of SunAmerica to provide investment advisory and management services to the Trusts would be in the best interests of the Trusts and their respective Portfolios. The Board, and the Independent Trustees separately, then voted unanimously (i) to approve the New Advisory Agreements, including the advisory fee rates proposed in the New Advisory Agreements, in respect of each Portfolio for a period not to exceed two years commencing immediately following the closing of the Transaction, and (ii) to recommend to shareholders of each Portfolio that they approve the applicable New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a non-exclusive safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Board was informed that, during the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of SunAmerica. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. The Board was informed that neither Venerable nor SunAmerica will impose or seek to impose any “unfair burden” on the Portfolios as a result of the Transaction.]

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

PORTFOLIO, AS APPLICABLE, VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

General

SST and SAST are Massachusetts business trusts organized on October 10, 1995, and September 9, 1992, respectively. They are registered with the SEC under the 1940 Act as open-end management investment companies. SST currently offers 14 Portfolios. SAST currently offers 59 Portfolios. Shares of the Trusts are offered primarily to the Separate Accounts of the Life Companies as investment options under the Variable Contracts. Certain Portfolios that are operated as “funds-of-funds” hold shares of other Portfolios.

Shareholder Information

As of the close of business on the Record Date, each of the Portfolios has the number of shares outstanding as set forth in Exhibit D, which in each case equals the number of votes that shareholders of the Portfolio are entitled to cast. Exhibit E lists the record and/or beneficial owners of 5% or more of the shares of each class of each Portfolio outstanding on the Record Date. [As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trusts and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares. As of the Record Date, the Funds-of-Funds identified in Exhibit E owned more than 5% or greater voting interest in certain Underlying Portfolios (as defined below).]

Shareholder Approval

The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote on matters on which that Portfolio is voting.

The affirmative vote of a majority of the outstanding voting securities of a Portfolio as defined under the 1940 Act that are present in person or by proxy (voting separately with respect to the Portfolio) is required to approve the Proposal for that Portfolio. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Portfolio, voting together as a single class.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the Internet), the shares of the Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. If no instructions are provided on properly submitted voting instructions or Proxy, the shares represented thereby will be voted in favor of the Proposal. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, and any postponements or adjournments thereof.

The holders of thirty percent of the shares of a Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business for that Portfolio at the Special Meeting.

The Special Meeting may be adjourned with respect to one or more matters to be considered, or one or more Portfolios, by the chairman of the Special Meeting, whether or not a quorum is present with respect to that matter or Portfolio. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. The quorum requirements are likely to be attained due to “echo voting” described below.

All properly executed Proxies received prior to the Special Meeting or any postponement or adjournment thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Proposal.

Manner of Voting

In addition to voting at the virtual Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote or providing their voting instructions via telephone or over the Internet using the instructions provided on the enclosed proxy card or voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the applicable Trust.

Voting by the Life Companies. Shares of the Portfolios are sold to the Separate Accounts and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolios. The Life Companies use the Portfolio as a funding vehicle, and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account, for which voting instructions are received, as directed by the Contract Owner.

If an executed voting instruction card is received that does not specify a choice as to the Proposal, a Life Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In the event that any Contract Owner fails to submit voting instructions with respect to the Separate Account or submits an unsigned voting instruction card, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account. Consistent with the foregoing, voting instructions with respect to the Proposal to abstain will have the same effect as votes against the Proposal. In certain circumstances, a Life Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Life Company does not believe that these circumstances exist with respect to the matters to be voted on at the Special Meeting.

The Life Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Life Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of Variable Contract owners may determine whether or not the Proposal is approved with respect to a Portfolio. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Special Meeting, a Life Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Life Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Life Company. When such determination has been made, the Life Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.

Voting by Funds-of-Funds. The SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio and SA VCP Index Allocation Portfolio of SAST and the SA Allocation Aggressive Portfolio, SA Allocation Balanced Portfolio, SA Allocation Moderate Portfolio and SA Allocation Moderately Aggressive Portfolio of SST are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of SAST and SST (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures.

Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the Proposal, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meeting, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [●] (“[●]”), as proxy solicitor, and its agents to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Portfolios whose accounts are registered under the same client identification number and the same address, unless the Portfolios have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Portfolio at the address and phone number set forth on the first page of the Notice of Joint Special Meeting.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Portfolios and the applicable Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about [●], 2025. In addition to the solicitation of proxies by mail, employees of the Portfolios and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the Proposal are estimated to be approximately $[●], and other expenses of the Proposal, including legal, audit, filing fees and other related expenses are estimated to be approximately $[●]. Such costs will be borne by SunAmerica, Venerable, and/or their respective affiliates. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will be borne by SunAmerica, Venerable or their affiliates in the same manner. SunAmerica has retained [●] to serve as a proxy solicitation firm on behalf of the Portfolios. [●], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposal should be directed to [●] by telephone at [●].

Reports to Shareholders

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling the following number: 1-800-445-7862.

Shareholder Proposals

Each of the Portfolios does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; (iv) changes to fundamental restrictions; and (v) in the case of certain reorganizations, and (b) when required under the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Chief Legal Officer, Vice President and Secretary of SunAmerica Series Trust and Seasons Series Trust, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Trust within a reasonable time before a solicitation is made, and must be a matter on which a shareholder is entitled to vote. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Other Business

SunAmerica, the Life Companies and the Trusts know of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trusts and the Portfolios.

Service Providers

SunAmerica, the Portfolios’ investment adviser and manager, is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302 and 2919 Allen Parkway, Houston, Texas 77019.

Corebridge Capital Services, Inc., the principal underwriter for each Trust, is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

See Exhibit F for the fees paid by each Portfolio to certain affiliates of SunAmerica over the Portfolio’s most recently completed fiscal year and any commissions paid to affiliated-broker dealers during that same period. [The services provided by such affiliates will continue to be provided after the New Advisory Agreements are approved.]

EXHIBIT A

FORMS OF NEW ADVISORY AGREEMENTS

The forms of the proposed New Advisory Agreements discussed in this Proxy Statement for each of Seasons Series Trust and SunAmerica Series Trust appear below.

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

SEASONS SERIES TRUST

This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of ______________, between SEASONS SERIES TRUST, a Massachusetts business trust (the “Trust”) and SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.

The Trust’s Portfolios. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the “Portfolios”). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

2.

Duties of the Adviser. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser’s management shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law, as well as to the factors affecting the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust’s custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any, and (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolio’s assets to be managed by each subadviser, and (d) shall recommend changes of or the addition of subadvisers when appropriate. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; provided, however, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either the Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

3.

Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

4.

Compensation. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a fee at the annual rates set forth in Schedule A hereto for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.

For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

(b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5.

Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.

Term of Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

7.

Termination. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8.

Reports. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

9.

Records. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio’s investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

10.

Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser’s conduct under this Agreement.

Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11.

Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Act. To the extent the applicable laws of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

12.

Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to the Trust:

Seasons Series Trust

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

Attention: President

[Email address: SaamcoLegal@corebridgefinancial.com]

If to the Adviser

[SunAmerica Asset Management, LLC

30 Hudson Street, 16th Floor

Jersey City, NJ 07302

Attention: General Counsel

Email address: SaamcoLegal@corebridgefinancial.com]

13.

Miscellaneous. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

[Signature page follows]

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SEASONS SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to SST Investment Advisory and Management Agreement]

SEASONS SERIES TRUST

SCHEDULE A

to Investment Advisory and Management Agreement

(Effective _________________)

Portfolio(s)	Annual Fee as percentage of average daily net assets of the Portfolio)

SA Allocation Aggressive Portfolio	0.10%

SA Allocation Balanced Portfolio	0.10%

SA Allocation Moderate Portfolio	0.10%

SA Allocation Moderately Aggressive Portfolio	0.10%

SA American Century Inflation Managed Portfolio	0.60% - first $500 million 0.55% - over $500 million

SA Columbia Focused Value Portfolio	1.00% - first $250 million 0.95% - next $250 million 0.90% - over $500 million

SA Franklin Allocation Moderately Aggressive Portfolio	0.85% - first $250 million 0.80% - next $250 million 0.75% - over $500 million

SA Multi-Managed Diversified Fixed Income Portfolio	0.70% - first $200 million 0.65% - next $200 million 0.60% - over $400 million

SA Multi-Managed International Equity Portfolio	0.95% - first $250 million 0.90% - next $250 million 0.85% - over $500 million

SA Multi-Managed Large Cap Growth Portfolio	0.80% - first $250 million 0.75% - next $250 million 0.70% - over $500 million

SA Multi-Managed Large Cap Value Portfolio	0.80% - first $250 million 0.75% - next $250 million 0.70% - over $500 million

Portfolio(s)	Annual Fee as percentage of average daily net assets of the Portfolio)
SA Multi-Managed Mid-Cap Growth Portfolio	0.85% - first $250 million 0.80% - next $250 million 0.75% - over $500 million

SA Multi-Managed Mid Cap Value Portfolio	0.85% - first $250 million 0.80% - next $250 million 0.75% - over $500 million

SA Multi-Managed Small Cap Portfolio	0.85% - first $250 million 0.80% - next $250 million 0.75% - over $500 million

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

SUNAMERICA SERIES TRUST

This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of ________________, between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”) and SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.

The Trust’s Portfolios. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the “Portfolios”). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

2.

Duties of the Adviser. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser’s management shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”) and other applicable law, as well as to the factors affecting the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust’s custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any, and (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolio’s assets to be managed by each subadviser, and (d) shall recommend changes of or the addition of subadvisers when appropriate. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; provided, however, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either the Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

3.

Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

4.

Compensation. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a fee at the annual rates set forth in Schedule A hereto for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month.

For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

(b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5.

Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.

Term of Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

7.

Termination. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8.

Reports. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the

Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

9.

Records. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio’s investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

10.

Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser’s conduct under this Agreement.

Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers,

Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

11.

Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Act. To the extent the applicable laws of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

12.

Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to the Trust:

SunAmerica Series Trust

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

Attention: President

[Email address: SaamcoLegal@corebridgefinancial.com]

If to the Adviser

[SunAmerica Asset Management, LLC

30 Hudson Street, 16th Floor

Jersey City, NJ 07302

Attention: General Counsel

Email address: SaamcoLegal@corebridgefinancial.com]

13.

Miscellaneous. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

[Signature page follows]

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SUNAMERICA SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to SAST Investment Advisory and Management Agreement]

SUNAMERICA SERIES TRUST

SCHEDULE A

to Investment Advisory and Management Agreement

(Effective _________________)

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA AB Growth Portfolio	0.70% on first $50 million 0.65% on next $100 million 0.60% over $150 million

SA AB Small & Mid Cap Value Portfolio	0.95% on first $250 million 0.90% over $250 million
SA American Funds Asset Allocation Portfolio	0.85%

SA American Funds Global Growth Portfolio	0.95%
SA American Funds Growth Portfolio	0.85%

SA American Funds Growth-Income Portfolio	0.85%
SA American Funds VCP Managed Allocation Portfolio	0.95%

SA BlackRock Multi-Factor 70/30 Portfolio	0.65% on first $250 million 0.60% over $250 million
SA Emerging Markets Equity Index Portfolio	0.45% on first $2 billion 0.40% over $2 billion

SA Federated Hermes Corporate Bond Portfolio	0.70% on first $50 million 0.60% on next $100 million 0.55% on next $100 million 0.50% over $250 million
SA Fidelity Institutional AM® Global Equities Portfolio	0.90% on first $50 million 0.80% on next $100 million 0.70% on next $150 million 0.65% over $300 million

SA Fidelity Institutional AM® International Growth Portfolio	0.78% on first $100 million 0.76% on next $100 million 0.75% over $200 million

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA Fidelity Institutional AM® Real Estate Portfolio	0.80% on first $100 million 0.75% on next $400 million 0.70% over $500 million

SA Fixed Income Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion
SA Fixed Income Intermediate Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion

SA Franklin BW U.S. Large Cap Value Portfolio	0.80% on first $100 million 0.75% on next $400 million 0.70% over $500 million
SA Franklin Small Company Value Portfolio	1.00% on first $200 million 0.92% on next $300 million 0.90% over $500 million

SA Franklin Systematic U.S. Large Cap Core Portfolio	0.50% on first $100 million 0.48% on next $150 million 0.46% on next $250 million 0.44% on next $250 million 0.43% over $750 million
SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%

SA Franklin Tactical Opportunities Portfolio	0.700% on first $500 million 0.675% on next $500 million 0.650% on next $1 billion 0.625% over $2 billion
SA Global Index Allocation 60/40 Portfolio	0.10%

SA Global Index Allocation 75/25 Portfolio	0.10%
SA Global Index Allocation 90/10 Portfolio	0.10%

SA Goldman Sachs Government and Quality Bond Portfolio	0.625% on first $200 million 0.575% on next $300 million 0.50% over $500 million

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA Goldman Sachs Multi-Asset Insights Portfolio	0.700% on first $500 million 0.675% on next $500 million 0.665% over $1 billion

SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%

SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40% on first $2 billion 0.35% over $2 billion

SA Invesco Growth Opportunities Portfolio	0.75% on first $250 million 0.70% on next $250 million 0.65% over $500 million
SA Janus Focused Growth Portfolio	0.85%

SA JPMorgan Diversified Balanced Portfolio	0.70% on first $50 million 0.65% on next $100 million 0.60% on next $150 million 0.55% on next $200 million 0.50% over $500 million
SA JPMorgan Emerging Markets Portfolio	1.15% on first $100 million 1.10% on next $100 million 1.05% over $200 million

SA JPMorgan Equity-Income Portfolio	0.70% on first $50 million 0.65% on next $100 million 0.60% on next $150 million 0.55% on next $200 million 0.50% over $500 million
SA JPMorgan Large Cap Core Portfolio	0.80% on first $50 million 0.75% on next $200 million 0.70% over $250 million

SA JPMorgan MFS Core Bond Portfolio	0.60%

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA JPMorgan Mid-Cap Growth Portfolio	0.80% on first $100 million 0.75% over $100 million

SA JPMorgan Ultra-Short Bond Portfolio	0.475% on first $100 million 0.450% on next $400 million 0.425% on next $500 million 0.400% over $1 billion
SA Large Cap Growth Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion

SA Large Cap Index Portfolio	0.40% on first $2 billion 0.32% on next $1 billion 0.28% over $3 billion
SA Large Cap Value Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion

SA MFS Large Cap Growth Portfolio	0.70% on first $250 million 0.65% on next $250 million 0.60% over $500 million
SA MFS Massachusetts Investors Trust Portfolio	0.70% on first $600 million 0.65% on next $900 million 0.60% over $1.5 billion

SA MFS Total Return Portfolio	0.700% on first $50 million 0.650% on next $450 million 0.625% for next $250 million 0.595% for next $250 million 0.575% over $1 billion
SA Mid Cap Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion

SA Morgan Stanley International Equities Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% over $500 million

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA PIMCO Global Bond Opportunities Portfolio	0.75% on first $50 million 0.65% on next $100 million 0.60% on next $100 million 0.55% over $250 million

SA PIMCO RAE International Value Portfolio	1.025% on first $50 million 0.865% on next $150 million 0.775% on next $300 million 0.750% over $500 million
SA PineBridge High-Yield Bond Portfolio	0.70% on first $50 million 0.65% on next $100 million 0.60% on next $100 million 0.55% over $250 million

SA Putnam International Value Portfolio	1.00% on first $150 million 0.90% on next $150 million 0.80% over $300 million
SA Schroders VCP Global Allocation Portfolio	0.850% on first $250 million 0.830% on next $250 million 0.790% on next $1 billion 0.770% over $1.5 billion

SA Small Cap Index Portfolio	0.35% on first $2 billion 0.30% over $2 billion
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	0.700% on first $400 million 0.685% on next $500 million 0.660% on next $1 billion 0.635% over 1.9 billion

SA T. Rowe Price VCP Balanced Portfolio

0.850% on first $200 million

0.820% reset at $200 million

0.820% on next $300 million

0.800% reset at $500 million

0.800% on next $500 million

0.770% reset at $1 billion

0.750% on next $1 billion

0.750% reset at $2 billion

0.750% over $2 billion

PORTFOLIO	FEE RATE (as a % of average daily net asset value)

SA VCP Dynamic Allocation Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion

SA VCP Dynamic Strategy Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion
SA VCP Index Allocation Portfolio	0.200% on first $500 million 0.175% over $500 million

SA Wellington Capital Appreciation Portfolio	0.75% first $50 million 0.725% next $50 million 0.70% over $100 million
SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million 0.875% next $300 million 0.80% over $500 million

MASTER-FEEDER ADDENDUM

TO THE

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This ADDENDUM dated      , relates to and is part of the Investment Advisory and Management Agreement dated       (“Advisory Agreement”) between SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), and SunAmerica Asset Management, LLC, a Delaware limited liability company (the “Adviser”).

This Addendum clarifies certain terms of the Advisory Agreement solely with respect to the SA American Funds Growth Portfolio, SA American Funds Global Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio and SA American Funds VCP Managed Allocation Portfolio (collectively, the “Portfolios”). All terms of the Advisory Agreement shall apply with respect to the Portfolios, except to the extent modified pursuant hereto. Any terms not defined herein shall have the meaning ascribed to them in the Advisory Agreement.

Each Portfolio has been initially structured as a “feeder fund,” with the initial investment strategy to invest all of its assets in a single open-end investment company or series thereof (a “Master Fund”).

1.

Withdrawal From Master Fund Terminates Addendum. The terms and conditions of this Addendum shall be in effect with respect to a Portfolio only during such time as the Portfolio invests all of its assets in a Master Fund. If the Adviser determines, subject to approval of the Board of Trustees of the Trust (the “Board”), that a Portfolio’s assets shall be withdrawn from a Master Fund and not be invested in another Master Fund, upon the event of such withdrawal, the assets of the Portfolio shall be managed in accordance with the terms and conditions of the Advisory Agreement and this Addendum shall be of no further force or effect with respect to that Portfolio until such time as the assets of the Portfolio shall subsequently be invested in a different Master Fund, at which time this Addendum shall resume effectiveness.

2.

Appointment. The Trust has appointed the Adviser provided that in addition to the methods contemplated by the Advisory Agreement for the management of the assets of the Portfolios, the Adviser will provide investment management services in a manner consistent with Section 3 of this Addendum.

3.	Services of the Adviser – Investment in Master Fund. For so long as a Portfolio invests all of its assets in a Master Fund, the Adviser shall:

a.  analyze, select, and recommend for consideration and approval by the Board, a Master Fund for investment by the Portfolio;

b.  monitor and evaluate the (i) performance of the Master Fund in comparison to peer and benchmark performance in light of the investment objectives and policies of the Master Fund; (ii) the level of expenses borne by each Portfolio as a result of its investment in a Master Fund; and (iii) the services and level of fees of service providers to the Portfolios;

c.  provide to the Board such periodic and special reports related to monitoring performance, expenses, compliance functions and such other information as the Board may reasonably request;

d.  coordinate with the investment adviser of the Master Funds to (i) obtain such information, reports, certifications, signatures and other materials to the extent such information may be required for the composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials; and (ii) ensure the appropriate flow of information, including but not limited to daily pricing of the Master Funds’ shares and purchases/redemptions of the Master Funds’ shares;

e.  prepare the Portfolios’ registration statement, shareholder reports and other periodic reports, which, as a result of the Portfolios’ adoption of a fiscal year end corresponding with the Master Funds’ fiscal year, must be filed on a different schedule than the Trust’s other portfolios;

f.  if appropriate, recommend for consideration by the Board that the Portfolio withdraw its investment in a Master Fund and that subsequent to such withdrawal:

(1)	the Portfolio invest in another Master Fund; or

(2)	the Portfolio be managed in accordance with the terms and conditions of the Advisory Agreement; and

g.  provide such other services as may be agreed to between the Trust and the Adviser from time to time.

4.

Expenses. For so long as this Addendum is in effect, the Adviser will pay all expenses incurred by it in connection with its services provided under Section 3 of this Addendum, except such expenses as are assumed by the Trust under the Advisory Agreement and this Addendum. The Trust shall be responsible for all of the other expenses of its operations not identified in Section 3 of this Addendum, and may retain the Adviser or other service providers to provide services with respect to those or other operations of the Trust. Such expenses for which the Trust is responsible include, but are not limited to, the expenses described in Section 3 of the Advisory Agreement; expenses of transitioning to a new Master Fund, including, but not limited to, legal, accounting or administrative services, and negotiating agreements with the investment adviser of the Master Fund or the Master Fund in connection with changes in Master Funds; and in the event the Adviser determines, subject to approval of the Board, that the assets of a Portfolio shall be withdrawn from the Master Fund and managed in accordance with the terms and conditions of the Advisory Agreement, the expenses of transitioning the assets of the Portfolio to be so managed.

5.

Compensation. For the investment management services provided by the Adviser to the Portfolios pursuant to the Advisory Agreement and this Addendum, the Adviser shall be compensated in the manner set forth in Section 4 of the Advisory Agreement.

IN WITNESS HEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below as of the day and year first above written.

SUNAMERICA SERIES TRUST

By:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to Master-Feeder Addendum]

EXHIBIT B

INFORMATION REGARDING CURRENT AGREEMENTS

SunAmerica serves as investment adviser to each Portfolio of SunAmerica Series Trust and Seasons Series Trust pursuant to its current investment advisory and management agreement. The tables below set forth the advisory fee rate and the aggregate amount of advisory fees paid by each Portfolio to SunAmerica for the Portfolio’s most recently completed fiscal year.

SUNAMERICA SERIES TRUST

Portfolio	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA AB Growth Portfolio	.70% on first $50 million .65% on next $100 million .60% over $150 million	$11,094,935
SA AB Small & Mid Cap Value Portfolio	.95% on first $250 million .90% over $250 million	$4,687,686
SA American Funds® Asset Allocation Portfolio	.85%	$15,943,973
SA American Funds® Global Growth Portfolio	.95%	$3,691,485
SA American Funds® Growth Portfolio	.85%	$8,589,234
SA American Funds® Growth-Income Portfolio	.85%	$4,061,767
SA American Funds® VCP Managed Allocation Portfolio	.95%	$18,445,267
SA BlackRock Multi-Factor 70/30 Portfolio	.65% on first $250 million .60% over $250 million	$677,695
SA Emerging Markets Equity Index Portfolio	.45% on first $2 billion .40% thereafter	$424,219
SA Federated Hermes Corporate Bond Portfolio	.70% on first $50 million .60% on next $100 million .55% on next $100 million .50% over $250 million	$7,479,085
SA Fidelity Institutional AM® Global Equities Portfolio	.90% on first $50 million .80% on next $100 million .70% on next $150 million .65% over $300 million	$2,485,143
SA Fidelity Institutional AM® International Growth Portfolio	.78% on first $100 million .76% on next $100 million .75% over $200 million	$2,028,330
SA Fidelity Institutional AM® Real Estate Portfolio	.80% on first $100 million .75% on next $400 million .70% over $500 million	$2,009,912
SA Fixed Income Index Portfolio	.30% on first $2 billion .25% thereafter	$1,605,034
SA Fixed Income Intermediate Index Portfolio	.300% on first $2 billion .250% thereafter	$1,446,795
SA Franklin BW U.S. Large Cap Value Portfolio	.80% on first $100 million .75% on next $400 million .70% over $500 million	$8,937,948
SA Franklin Small Company Value Portfolio	1.00% on first $200 million .92% on next $300 million .90% over $500 million	$2,879,672
SA Franklin Systematic U.S. Large Cap Core Portfolio	.50% on first $100 million .48% on next $150 million .46% on next $250 million .44% on next $250 million .43% over $750 million	$904,345
SA Franklin Systematic U.S. Large Cap Value Portfolio	.60%	$2,586,400

Portfolio	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA Franklin Tactical Opportunities Portfolio	.700% on first $500 million .675% on next $500 million .650% on next $1 billion .625% over $2 billion	$699,922
SA Global Index Allocation 60/40 Portfolio	.10%	$100,490
SA Global Index Allocation 75/25 Portfolio	.10%	$103,160
SA Global Index Allocation 90/10 Portfolio	.10%	$377,286
SA Goldman Sachs Government and Quality Bond Portfolio	.625% first $200 million .575% next $300 million .50% thereafter	$6,550,962
SA Goldman Sachs Multi-Asset Insights Portfolio	.700% on first $500 million .675% on next $500 million .665% thereafter	$339,477
SA Index Allocation 60/40 Portfolio	.10%	$269,575
SA Index Allocation 80/20 Portfolio	.10%	$523,630
SA Index Allocation 90/10 Portfolio	.10%	$1,439,065
SA International Index Portfolio	.40% on first $2 billion .35% thereafter	$3,102,065
SA Invesco Growth Opportunities Portfolio	.75% on first $250 million .70% on next $250 million .65% over $500 million	$2,200,956
SA Janus Focused Growth Portfolio	.85%	$3,821,900
SA JPMorgan Diversified Balanced Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million	$2,695,560
SA JPMorgan Emerging Markets Portfolio	1.15% on first $100 million 1.10% on next $100 million 1.05% over $200 million	$2,147,830
SA JPMorgan Equity-Income Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $150 million .55% on next $200 million .50% over $500 million	$5,262,741
SA JPMorgan Large Cap Core Portfolio	.80% on first $50 million .75% on next $200 million .70% over $250 million	$3,633,436
SA JPMorgan MFS Core Bond Portfolio	.60%	$10,495,861
SA JPMorgan Mid-Cap Growth Portfolio	.80% on first $100 million .75% over $100 million	$5,112,811
SA JPMorgan Ultra-Short Bond Portfolio	.475% on first $100 million .450% on next $400 million .425% on next $500 million .400% over $1 billion	$1,588,995
SA Large Cap Growth Index Portfolio	.30% on first $2 billion .25% thereafter	$1,760,458
SA Large Cap Index Portfolio	.40% on first $2 billion .32% on next $1 billion .28% thereafter	$12,069,759
SA Large Cap Value Index Portfolio	.30% on first $2 billion .25% thereafter	$1,626,012
SA MFS Large Cap Growth Portfolio	.70% on first $250 million .65% on next $250 million .60% over $500 million	$4,411,775

Portfolio	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA MFS Massachusetts Investors Trust Portfolio	.70% on first $600 million .65% on next $900 million .60% over $1.5 billion	$5,732,429
SA MFS Total Return Portfolio	.700% on first $50 million .650% on next $450 million .625% for next $250 million .595% for next $250 million .575% over $1 billion	$3,248,436
SA Mid Cap Index Portfolio	.30% on first $2 billion .25% thereafter	$1,456,939
SA Morgan Stanley International Equities Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million	$2,853,924
SA PIMCO Global Bond Opportunities Portfolio	.75% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million	$1,859,866
SA PIMCO RAE International Value Portfolio	1.025% on first $50 million .865% on next $150 million .775% on next $300 million .750% over $500 million	$3,749,842
SA PineBridge High-Yield Bond Portfolio	.70% on first $50 million .65% on next $100 million .60% on next $100 million .55% over $250 million	$1,639,121
SA Putnam International Value Portfolio	1.00% on first $150 million .90% on next $150 million .80% over $300 million	$3,033,590
SA Schroders VCP Global Allocation Portfolio	.850% on first $250 million .830% on next $250 million .790% on next $1 billion .770% over $1.5 billion	$3,867,052
SA Small Cap Index Portfolio	.35% on first $2 billion .30% thereafter	$1,112,005
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	.700% on first $400 million .685% on next $500 million .660% on next $1 billion .635% thereafter	$5,190,898
SA T. Rowe Price VCP Balanced Portfolio	.850% on first $200 million .820% reset at $200 million .820% on next $300 million .800% reset at $500 million .800% on next $500 million .770% reset at $1 billion .750% on next $1 billion .750% reset at $2 billion .750% over $2 billion	$11,262,799
SA VCP Dynamic Allocation Portfolio	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion	$17,783,711
SA VCP Dynamic Strategy Portfolio	.25% on first $1.5 billion .22% on next $1.5 billion .20% over $3 billion	$11,767,941
SA VCP Index Allocation Portfolio	.200% on first $500 million .175% thereafter	$1,078,905

Portfolio	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA Wellington Capital Appreciation Portfolio	.75% first $50 million .725% next $50 million .70% thereafter	$15,115,987
SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million .875% next $300 million .80% thereafter	$1,667,956

SEASONS SERIES TRUST

Portfolio	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to SunAmerica
SA Allocation Aggressive Portfolio	.10%	$468,493
SA Allocation Balanced Portfolio	.10%	$241,008
SA Allocation Moderate Portfolio	.10%	$278,084
SA Allocation Moderately Aggressive Portfolio	.10%	$485,923
SA American Century Inflation Managed Portfolio	.60% on first $500 million .55% over $500 million	$3,267,247
SA Columbia Focused Value Portfolio	1.00% on first $250 million 0.95% on next $250 million 0.90% over $500 million	$2,937,367
SA Franklin Allocation Moderately Aggressive Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million	$1,774,669
SA Multi-Managed Diversified Fixed Income Portfolio	.70% on first $200 million .65% on next $200 million .60% over $400 million	$4,293,641
SA Multi-Managed International Equity Portfolio	.95% on first $250 million .90% on next $250 million .85% over $500 million	$2,594,857
SA Multi-Managed Large Cap Growth Portfolio	.80% on first $250 million .75% on next $250 million .70% over $500 million	$2,500,826
SA Multi-Managed Large Cap Value Portfolio	.80% on first $250 million .75% on next $250 million .70% over $500 million	$3,133,587
SA Multi-Managed Mid Cap Growth Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million	$1,384,803
SA Multi-Managed Mid Cap Value Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million	$1,691,854
SA Multi-Managed Small Cap Portfolio	.85% on first $250 million .80% on next $250 million .75% over $500 million	$1,305,821

EXHIBIT C

COMPENSATION PAID TO SUNAMERICA BY INVESTMENT COMPANIES WITH SIMILAR

INVESTMENT OBJECTIVES

The following tables set forth the advisory fee rate paid to SunAmerica and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

SST SA Allocation Aggressive Portfolio

SAST SA Global Index Allocation 75/25 Portfolio

SAST SA Global Index Allocation 90/10 Portfolio

SAST SA Index Allocation 80/20 Portfolio

SAST SA Index Allocation 90/10 Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Allocation Aggressive Portfolio	0.10%	$468,493,103	Yes
SAST SA Global Index Allocation 75/25 Portfolio	0.10%	$103,160,266	Yes
SAST SA Global Index Allocation 90/10 Portfolio	0.10%	$377,285,940	Yes
SAST SA Index Allocation 80/20 Portfolio	0.10%	$523,629,626	Yes
SAST SA Index Allocation 90/10 Portfolio	0.10%	$1,439,064,564	Yes
VALIC Company I (“VC I”) Aggressive Growth Lifestyle Fund	0.10%	$710,504,022	Yes

SST SA Allocation Moderate Portfolio

SST SA Allocation Moderately Aggressive Portfolio

SAST SA Global Index Allocation 60/40 Portfolio

SAST SA Index Allocation 60/40 Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Allocation Moderate Portfolio	0.10%	$ 278,084,287	Yes
SST SA Allocation Moderately Aggressive Portfolio	0.10%	$ 485,923,462	Yes
SAST SA Global Index Allocation 60/40 Portfolio	0.10%	$ 100,489,140	Yes
SAST SA Index Allocation 60/40 Portfolio	0.10%	$ 269,575,435	Yes

VC I Asset Allocation Fund	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million	$149,334,977	Yes
VC I Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$219,398,551	Yes
VC I Moderate Growth Lifestyle Fund	0.10%	$1,023,598,238	Yes

SST SA Multi-Managed International Equity Portfolio

SAST SA International Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Multi-Managed International Equity Portfolio (BlackRock Index Sleeve)[1]	0.95% first $250 million 0.90% next $250 million 0.85% over $500 million	$274,487,821	Yes
SAST SA International Index Portfolio	0.40% on first $2 billion 0.35% over $2 billion	$ 775,516,406	Yes
VC I International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion	$1,812,417,516	No
VC I International Opportunities Fund	0.90% on first $100 million 0.80% on next $650 million 0.75% on assets over $750 million	$386,358,773	Yes
VC I International Socially Responsible Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion	$488,471,180	Yes
VC I International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$446,708,898	Yes

1	Only the portion of assets directly managed by BlackRock Investment Management, LLC (“BlackRock”) is managed pursuant to similar strategies.

SST SA Multi-Managed Small Cap Portfolio

SAST SA Small Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Multi-Managed Small Cap Portfolio (BlackRock Index Sleeve)[1]	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$153,625,972	No
SAST SA Small Cap Index Portfolio	0.35% on first $2 billion 0.30% over $2 billion	$317,715,767	Yes
VC I Small Cap Index Fund	0.35% first $500 million 0.25% next $2.5 billion 0.20% next $2 billion 0.15% assets over $5 billion	$1,074,473,789	Yes

1	Only the portion of assets directly managed by BlackRock is managed pursuant to similar strategies.

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%	$431,066,693	No
VC I Systematic Value Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion	$457,747,045	Yes

SAST SA Large Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Index Portfolio	0.40% on first $2 billion 0.32% on next $1 billion 0.28% over $3 billion	$542,004,010	Yes
VC I Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$6,620,655,768	Yes
VC I U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion	$649,038,653	Yes

SAST SA Large Cap Growth Index Portfolio

SST SA Multi-Managed Large Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Growth Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$586,819,466	Yes
SST SA Multi-Managed Large Cap Growth Portfolio (BlackRock Index Sleeve)	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$316,778,005	Yes
VC I Growth Fund	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion	$1,697,710,569	Yes

1	Only the portion of assets directly managed by BlackRock is managed pursuant to similar strategies.

SAST SA Large Cap Value Index Portfolio

SST SA Multi-Managed Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Large Cap Value Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$542,004,010	Yes
SST SA Multi-Managed Large Cap Value Portfolio[1]	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$401,167,485	No
VC I Dividend Value Fund	0.75% on first $250 million 0.72% on next $250 million 0.67% on next $500 million 0.62% over $1 billion	$734,150,247	Yes

1	Only the portion of assets directly managed by SunAmerica is managed pursuant to similar strategies.

SAST SA Mid Cap Index Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Mid Cap Index Portfolio	0.30% on first $2 billion 0.25% over $2 billion	$485,646,401	Yes
VC I Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$2,838,003,871	Yes

SST SA Columbia Focused Value Portfolio

SAST SA Franklin BW U.S. Large Cap Value Portfolio

SAST SA JPMorgan Equity-Income Portfolio

SST SA Multi-Managed Large Cap Value Portfolio

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA Columbia Focused Value Portfolio	1.00% first $250 million 0.95% next $250 million 0.90% over $500 million	$296,038,684	Yes
SAST SA Franklin BW U.S. Large Cap Value Portfolio	0.80% on first $100 million 0.75% on next $400 million 0.70% over $500 million	$1,233,992,605	Yes
SAST SA JPMorgan Equity-Income Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$952,548,284	No
SST SA Multi-Managed Large Cap Value Portfolio	0.80% on first $250 million 0.75% on next $250 million 0.70% over $500 million	$401,167,485	No
VC I Dividend Value Fund	0.75% on first $250 million 0.72% on next $250 million 0.67% on next $500 million 0.62% over $1 billion	$734,150,247.24	Yes
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%	$431,066,693	No

SAST SA JPMorgan MFS Core Bond Portfolio

SST SA Multi-Managed Diversified Fixed Income Portfolio

SAST SA Goldman Sachs Government and Quality Bond Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan MFS Core Bond Portfolio	0.60%	$1,749,310,168	Yes
SST SA Multi-Managed Diversified Fixed Income Portfolio	0.70% first $200 million 0.65% next $200 million 0.60% over $400 million	$665,606,779	No
SAST SA Wellington Government and Quality Bond Portfolio	0.625% on first $200 million 0.575% on next $300 million 0.500% thereafter	$1,215,192,386	No
VC I Core Bond Fund	0.50% on first $200 million 0.45% on next $300 million 0.40% on assets over $500 million	$2,587,236,027	Yes

SAST SA Janus Focused Growth Portfolio

SAST SA Wellington Capital Appreciation Portfolio

SAST SA MFS Large Cap Growth Portfolio

SAST SA AB Growth Portfolio

SST SA Multi-Managed Large Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Janus Focused Growth Portfolio	0.85%	$449,635,314	Yes
SAST SA Wellington Capital Appreciation Portfolio	0.750% first $50 million 0.725% next $50 million 0.700% thereafter	$2,154,069,563	No
SAST SA MFS Large Cap Growth Portfolio	0.70% first $250 million 0.65% next $250 million 0.60% over $500 million	$672,795,824	No
SAST SA AB Growth Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% over $150 million	$1,832,489,160	No
SST SA Multi-Managed Large Cap Growth Portfolio	0.80% first $250 million 0.75% next $250 million 0.70% over $500 million	$316,778,005	Yes
VC I Capital Appreciation Fund	0.55% first $1 billion 0.525% on assets over $1 billion	$233,771,879	No
VC I Large Capital Growth Fund	0.64% first $750 million 0.59% over $750 million	$626,485,112	Yes
VC I Growth Fund	0.73% first $500 million 0.67% next $500 million 0.64% next $500 million 0.61% over $1.5 billion	$1,697,710,569	Yes
VC I Systematic Growth Fund	0.75% first $250 million 0.725% next $250 million 0.70% over $500 million	$1,003,603,488	Yes

SAST SA PineBridge High-Yield Bond Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA PineBridge High-Yield Bond Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$257,112,823	No
VC I High Yield Bond Fund	0.65% on first $150 million 0.60% on next $350 million 0.55% on assets over $500 million	$369,656,784	Yes

SAST SA Franklin Systematic U.S. Large Cap Core Portfolio

SST SA Columbia Focused Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio	0.50% on the first $100 million 0.48% on the next $150 million 0.46% on the next $250 million 0.44% on the next $250 million 0.43% thereafter	$184,238,524	Yes
SST SA Columbia Focused Value Portfolio	1.00% on the first $250 million 0.95% on the next $250 million 0.90% on assets over $500 million	$296,038,684	Yes
VC I Systematic Core Fund	0.750% on the first $500 million 0.725% on assets over $500 million	$606,448,417	Yes

SAST SA MFS Massachusetts Investors Trust Portfolio

SAST SA JPMorgan Large Cap Core Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA MFS Massachusetts Investors Trust Portfolio	0.70% first $600 million 0.65% next $900 million 0.60% over $1.5 billion	$835,758,328	Yes
SAST SA JPMorgan Large Cap Core Portfolio	0.80% first $50 million 0.75% next $200 million 0.70% over $250 million	$497,633,718	Yes

SAST SA JPMorgan Diversified Balanced Portfolio

SAST SA MFS Total Return Portfolio

SAST SA Wellington Strategic Multi-Asset Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Diversified Balanced Portfolio	0.70% first $50 million 0.65% next $100 million 0.60% next $150 million 0.55% next $200 million 0.50% over $500 million	$444,647,291	Yes
SAST SA MFS Total Return Portfolio	0.700% first $50 million 0.650% next $450 million 0.625% next $250 million 0.595% next $250 million 0.575% over $1 billion	$495,962,001	No
SAST SA Wellington Strategic Multi-Asset Portfolio	1.00% first $200 million 0.875% next $300 million 0.800% thereafter	$166,795,636	Yes
VC I Asset Allocation Fund	0.500% on the first $300 million 0.475% on the next $200 million 0.450% on assets over $500 million	$149,334,977	Yes
VC I Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$219,398,551	Yes
VC I Moderate Growth Lifestyle Fund	0.10%	$1,023,598,238	Yes

SAST SA JPMorgan Emerging Markets Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Emerging Markets Portfolio	1.15% first $100 million 1.10% next $100 million 1.05% over $200 million	$190,716,515	Yes
VC I Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion	$732,489,366	No

SAST SA PIMCO Global Bond Opportunities Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA PIMCO Global Bond Opportunities Portfolio	0.75% first $100 million 0.65% next $100 million 0.60% next $100 million 0.55% over $250 million	$292,702,892	Yes
VC I International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$62,233,668	Yes

SST SA American Century Inflation Managed Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SST SA American Century Inflation Managed Portfolio	0.60% first $500 million 0.55% over $500 million	$548,590,310	Yes
VC I Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the assets over $500 million	$395,829,596	Yes

SAST SA Invesco Growth Opportunities Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Invesco Growth Opportunities Portfolio	0.75% on the first $250 million 0.70% on the next $250 million 0.65% over $500 million	$296,565,179	No
VC I Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million	$521,942,960	Yes

SAST SA JPMorgan Mid-Cap Growth Portfolio

SST SA Multi-Managed Mid Cap Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA JPMorgan Mid-Cap Growth Portfolio	0.80% to $100 million 0.75% over $100 million	$675,041,542	Yes
SST SA Multi-Managed Mid Cap Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% on the next $500 million	$162,917,995	No
VC I Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million	$1,051,750,317	No

SAST SA AB Small & Mid Cap Value Portfolio

SAST SA Franklin Small Company Value Portfolio

SST SA Multi-Managed Mid Cap Value Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA AB Small & Mid Cap Value Portfolio	0.95% to $250 million 0.90% over $250 million	$506,965,108	Yes
SAST SA Franklin Small Company Value Portfolio	1.00% on first $200 million 0.92% on next $300 million 0.90% over $500 million	$295,616,526	Yes
SST SA Multi-Managed Mid Cap Value Portfolio	0.85% first $250 million 0.80% next $250 million 0.75% over $500 million	$199,041,723	No
VC I Mid Cap Value Fund	0.75% on first $100 million 0.725% on next $150 million 0.70% on next $250 million 0.675% on next $250 million 0.65% on assets over $750 million	$741,267,380	No
VC I Small Cap Special Values Fund	0.75% on the first $500 million 0.70% on assets over $500 million	$201,188,358	No
VC I Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	$341,161,150	No

SAST SA Fidelity Institutional AM® International Growth Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Fidelity Institutional AM® International Growth Portfolio	0.78% on first $100 million 0.76% on next $100 million 0.75% over $200 million	$265,110,663	Yes
VC I International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion	$372,766,059	Yes

SAST SA Fidelity Institutional AM® Global Equities Portfolio

SAST SA Morgan Stanley International Equities Portfolio

SAST SA PIMCO RAE International Value Portfolio

SAST SA Putnam International Value Portfolio

SST SA Multi-Managed International Equity Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA Fidelity Institutional AM® Global Equities Portfolio	0.90% on the first $50 million 0.80% on the next $100 million 0.70% on the next $150 million 0.65% thereafter	$328,483,584	No
SAST SA Morgan Stanley International Equities Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% over $500 million	$341,115,503	Yes
SAST SA PIMCO RAE International Value Portfolio	1.025% on first $50 million 0.865% on next $150 million 0.775% on next $300 million 0.750% over $500 million	$450,302,191	Yes
SAST SA Putnam International Value Portfolio	1.00% on first $150 million 0.90% on next $150 million 0.80% over $300 million	$323,352,942	Yes
SST SA Multi-Managed International Equity Portfolio	0.95% on the first $250 million 0.90% next $250 million 0.85% over $500 million	$274,487,821	Yes
VC I International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$446,708,898	Yes

SAST SA VCP Dynamic Allocation Portfolio

SAST SA VCP Dynamic Strategy Portfolio

SAST SA VCP Index Allocation Portfolio

SAST SA Schroders VCP Global Allocation Portfolio

SAST SA T. Rowe Price VCP Balanced Portfolio

Fund/Portfolio	Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
SAST SA VCP Dynamic Allocation Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$8,366,855,335	Yes
SAST SA VCP Dynamic Strategy Portfolio	0.25% on first $1.5 billion 0.22% on next $1.5 billion 0.20% over $3 billion	$5,358,970,254	Yes
SAST SA VCP Index Allocation Portfolio	0.200% on first $500 million 0.175% thereafter	$ 545,088,873	Yes
SAST SA Schroders VCP Global Allocation Portfolio	0.850% on first $250 million 0.830% on next $250 million 0.790% on next $1 billion 0.770% over $1.5 billion	$459,885,819	Yes
SAST SA T. Rowe Price VCP Balanced Portfolio	0.850% on first $200 million 0.820% reset at $200 million 0.820% on next $300 million 0.800% reset at $500 million 0.800% on next $500 million 0.770% reset at $1 billion 0.750% on next $1 billion 0.750% reset at $2 billion 0.750% over $2 billion	$1,475,039,862	Yes
VC I Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion	$138,412,877	Yes

EXHIBIT D

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the below number of shares of each Portfolio were outstanding and entitled to vote. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Portfolio	Class	Shares Outstanding on Record Date
SAST – SA AB Growth Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA AB Small & Mid Cap Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA American Funds® Asset Allocation Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA American Funds® Global Growth Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA American Funds® Growth Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA American Funds® Growth-Income Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA American Funds® VCP Managed Allocation Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA BlackRock Multi-Factor 70/30 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Emerging Markets Equity Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Federated Hermes Corporate Bond Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Fidelity Institutional AM® Global Equities Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Fidelity Institutional AM® International Growth Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Fixed Income Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Fixed Income Intermediate Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Franklin Small Company Value Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Franklin Tactical Opportunities Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Global Index Allocation 60/40 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Global Index Allocation 75/25 Portfolio	Class 1	[●]

Portfolio	Class	Shares Outstanding on Record Date
	Class 3	[●]
SAST – SA Global Index Allocation 90/10 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Goldman Sachs Government and Quality Bond Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Index Allocation 60/40 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Index Allocation 80/20 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Index Allocation 90/10 Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA International Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Invesco Growth Opportunities Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Janus Focused Growth Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Diversified Balanced Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Emerging Markets Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Equity-Income Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Large Cap Core Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan MFS Core Bond Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Mid-Cap Growth Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA JPMorgan Ultra-Short Bond Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Large Cap Growth Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Large Cap Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Large Cap Value Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA MFS Large Cap Growth Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA MFS Massachusetts Investors Trust Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA MFS Total Return Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Mid Cap Index Portfolio	Class 1	[●]

Portfolio	Class	Shares Outstanding on Record Date
	Class 3	[●]
SAST – SA Morgan Stanley International Equities Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA PIMCO Global Bond Opportunities Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA PIMCO RAE International Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA PineBridge High-Yield Bond Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Putnam International Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Schroders VCP Global Allocation Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Small Cap Index Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA T. Rowe Price VCP Balanced Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA VCP Dynamic Allocation Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA VCP Dynamic Strategy Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA VCP Index Allocation Portfolio	Class 1	[●]
	Class 3	[●]
SAST – SA Wellington Capital Appreciation Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SAST – SA Wellington Strategic Multi-Asset Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA Allocation Aggressive Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA Allocation Balanced Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA Allocation Moderate Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA Allocation Moderately Aggressive Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA American Century Inflation Managed Portfolio	Class 1	[●]
	Class 3	[●]
SST – SA Columbia Focused Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Franklin Allocation Moderately Aggressive Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed Diversified Fixed Income Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed International Equity Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed Large Cap Growth Portfolio	Class 1	[●]
	Class 2	[●]

Portfolio	Class	Shares Outstanding on Record Date
	Class 3	[●]
SST – SA Multi-Managed Large Cap Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed Mid Cap Growth Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed Mid Cap Value Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]
SST – SA Multi-Managed Small Cap Portfolio	Class 1	[●]
	Class 2	[●]
	Class 3	[●]

EXHIBIT E

OWNERSHIP OF SHARES

To the knowledge of each Portfolio, the below shareholders owned of record or beneficially 5% or more of the indicated class of outstanding shares of the Portfolio as of the Record Date.

The addresses for the below shareholders are as follows: [American General Life Insurance Company (“AGL”) is located at 2727-A Allen Parkway, Houston, Texas 77019; Nassau Life Insurance Company (“Nassau”) is located at 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056; The United States Life Insurance Company of The City of New York (“USL”) is located at One World Financial Center, 200 Liberty Street, New York, New York 10281; The Variable Annuity Life Insurance Company (“VALIC”) is located at 2919 Allen Parkway, Houston, Texas 77019; each of SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, and SA VCP Index Allocation Portfolio, series of SunAmerica Series Trust (“SAST”), is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367; each of SA Allocation Aggressive Portfolio, SA Allocation Balanced Portfolio, SA Allocation Moderate Portfolio, and SA Allocation Moderately Aggressive Portfolio, series of SST (“SST”) is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367; and each of Balanced Growth Strategy, Conservative Growth Strategy, Growth Strategy and Moderate Growth Strategy is located at 1 SunAmerica Center, Los Angeles, California 90067.]

Portfolio	Class	Shareholder Name	Shares Held	% of Class
SAST – SA AB Growth Portfolio	Class 1	[●]	[●]	[●]%
	Class 2	[●]	[●]	[●]%
	Class 3	[●]	[●]	[●]%
SAST – SA AB Small & Mid Cap Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA American Funds® Asset Allocation Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA American Funds® Global Growth Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA American Funds® Growth Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA American Funds® Growth-Income Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA American Funds® VCP Managed Allocation Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA BlackRock Multi-Factor 70/30 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Emerging Markets Equity Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Federated Hermes Corporate Bond Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Fidelity Institutional AM® Global Equities Portfolio	Class 1	[●]	[●]	[●]%

Portfolio	Class	Shareholder Name	Shares Held	% of Class
	Class 2 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Fidelity Institutional AM® International Growth Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Fixed Income Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Fixed Income Intermediate Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Franklin Small Company Value Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Franklin Tactical Opportunities Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Global Index Allocation 60/40 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Global Index Allocation 75/25 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Global Index Allocation 90/10 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Goldman Sachs Government and Quality Bond Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Index Allocation 60/40 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Index Allocation 80/20 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Index Allocation 90/10 Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%

Portfolio	Class	Shareholder Name	Shares Held	% of Class
SAST – SA International Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Invesco Growth Opportunities Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Janus Focused Growth Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Diversified Balanced Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Emerging Markets Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Equity-Income Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Large Cap Core Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan MFS Core Bond Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Mid-Cap Growth Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA JPMorgan Ultra-Short Bond Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Large Cap Growth Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Large Cap Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Large Cap Value Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA MFS Large Cap Growth Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA MFS Massachusetts Investors Trust Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA MFS Total Return Portfolio	Class 1 Class 2	[●] [●]	[●] [●]	[●]% [●]%

Portfolio	Class	Shareholder Name	Shares Held	% of Class
	Class 3	[●]	[●]	[●]%
SAST – SA Mid Cap Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Morgan Stanley International Equities Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA PIMCO Global Bond Opportunities Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA PIMCO RAE International Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA PineBridge High-Yield Bond Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Putnam International Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Schroders VCP Global Allocation Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Small Cap Index Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA T. Rowe Price VCP Balanced Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA VCP Dynamic Allocation Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA VCP Dynamic Strategy Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA VCP Index Allocation Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SAST – SA Wellington Capital Appreciation Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SAST – SA Wellington Strategic Multi-Asset Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SST – SA Allocation Aggressive Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SST – SA Allocation Balanced Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SST – SA Allocation Moderate Portfolio	Class 1	[●]	[●]	[●]%

Portfolio	Class	Shareholder Name	Shares Held	% of Class
	Class 3	[●]	[●]	[●]%
SST – SA Allocation Moderately Aggressive Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SST – SA American Century Inflation Managed Portfolio	Class 1 Class 3	[●] [●]	[●] [●]	[●]% [●]%
SST – SA Columbia Focused Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Franklin Allocation Moderately Aggressive Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Diversified Fixed Income Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed International Equity Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Large Cap Growth Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Large Cap Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Mid Cap Growth Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Mid Cap Value Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%
SST – SA Multi-Managed Small Cap Portfolio	Class 1 Class 2 Class 3	[●] [●] [●]	[●] [●] [●]	[●]% [●]% [●]%

EXHIBIT F

AMOUNTS PAID TO AFFILIATES OF SUNAMERICA

The below table sets forth: (i) the account maintenance and service fees paid to American General Life Insurance Company, The United States Life Insurance Company of the City of New York and The Variable Annuity Life Insurance Company (the “Life Companies”); (ii) the transfer agency fees paid to VALIC Retirement Services Company (“VRSCO”); (iii) the brokerage commissions paid to affiliated broker-dealers for the most recently completed fiscal year of each Portfolio; and (iv) the percentage of brokerage commissions paid to affiliated broker-dealers for the most recently completed fiscal year of each Portfolio of SunAmerica Series Trust (“SAST”) and Seasons Series Trust (“SST”). The Life Companies and VRSCO are each affiliates of SunAmerica.

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid	Percentage of Commissions Paid to Affiliated Broker-Dealers
SAST – SA AB Growth Portfolio	$1,805,878	$4,001	$-	-%
SAST – SA AB Small & Mid Cap Value Portfolio	$995,819	$2,075	$-	-%
SAST – SA American Funds® Asset Allocation Portfolio	$2,270,090	$324	$-	-%
SAST – SA American Funds® Global Growth Portfolio	$466,666	$485	$-	-%
SAST – SA American Funds® Growth Portfolio	$1,354,205	$485	$-	-%
SAST – SA American Funds® Growth-Income Portfolio	$609,142	$485	$-	-%
SAST – SA American Funds® VCP Managed Allocation Portfolio	$2,259,255	$404	$-	-%
SAST – SA BlackRock Multi-Factor 70/30 Portfolio	$260,378	$454	$-	-%
SAST – SA Emerging Markets Equity Index Portfolio	$49,289	$2,075	$-	-%
SAST – SA Federated Hermes Corporate Bond Portfolio	$2,571,080	$2,668	$-	-%
SAST – SA Fidelity Institutional AM® Global Equities Portfolio	$147,237	$2,075	$-	-%
SAST – SA Fidelity Institutional AM® International Growth Portfolio	$41,829	$1,630	$724	0.20%
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	$364,116	$2,180	$11,774	21.19%
SAST – SA Fixed Income Index Portfolio	$226,624	$2,668	$-	-%
SAST – SA Fixed Income Intermediate Index Portfolio	126790	$2,668	$-	-%
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	$1,148,257	$3,112	$-	-%
SAST – SA Franklin Small Company Value Portfolio	$470,903	$1,927	$-	-%
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	$44,084	$1,792	$-	-%

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid	Percentage of Commissions Paid to Affiliated Broker-Dealers
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	$571,220	$2,335	$-	-%
SAST – SA Franklin Tactical Opportunities Portfolio	$249,541	$873	$-	-%
SAST – SA Global Index Allocation 60/40 Portfolio	$251,078	$741	$-	-%
SAST – SA Global Index Allocation 75/25 Portfolio	$256,879	$741	$-	-%
SAST – SA Global Index Allocation 90/10 Portfolio	$932,122	$741	$-	-%
SAST – SA Goldman Sachs Government and Quality Bond Portfolio	$643,192	$1,794	$-	-%
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	$120,833	$889	$6	0.05%
SAST – SA Index Allocation 60/40 Portfolio	$672,981	$741	$-	-%
SAST – SA Index Allocation 80/20 Portfolio	$1,301,432	$741	$-	-%
SAST – SA Index Allocation 90/10 Portfolio	$3,574,724	$741	$-	-%
SAST – SA International Index Portfolio	$76,349	$2,668	$-	-%
SAST – SA Invesco Growth Opportunities Portfolio	$378,018	$2,519	$-	-%
SAST – SA Janus Focused Growth Portfolio	$476,919	$2,520	$-	-%
SAST – SA JPMorgan Diversified Balanced Portfolio	$778,185	$2,371	$-	-%
SAST – SA JPMorgan Emerging Markets Portfolio	$301,671	$2,372	$-	-%
SAST – SA JPMorgan Equity-Income Portfolio	$892,267	$2,816	$-	-%
SAST – SA JPMorgan Large Cap Core Portfolio	$316,972	$2,603	$-	-%
SAST – SA JPMorgan MFS Core Bond Portfolio	$2,100,032	$2,668	$-	-%
SAST – SA JPMorgan Mid-Cap Growth Portfolio	$1,050,962	$3,261	$-	-%
SAST – SA JPMorgan Ultra-Short Bond Portfolio	$576,768	$3,853	$-	-%
SAST – SA Large Cap Growth Index Portfolio	$159,994	$1,630	$-	-%
SAST – SA Large Cap Index Portfolio	$297,878	$2,964	$-	-%
SAST – SA Large Cap Value Index Portfolio	$167,807	$1,630	$-	-%
SAST – SA MFS Large Cap Growth Portfolio	$547,890	$2,519	$-	-%
SAST – SA MFS Massachusetts Investors Trust Portfolio	$794,648	$2,674	$-	-%
SAST – SA MFS Total Return Portfolio	$909,638	$2,223	$-	-%
SAST – SA Mid Cap Index Portfolio	$205,188	$2,668	$-	-%

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid	Percentage of Commissions Paid to Affiliated Broker-Dealers
SAST – SA Morgan Stanley International Equities Portfolio	$291,813	$2,816	$-	-%
SAST – SA PIMCO Global Bond Opportunities Portfolio	$589,989	$2,832	$-	-%
SAST – SA PIMCO RAE International Value Portfolio	$822,924	$2,075	$-	-%
SAST – SA PineBridge High-Yield Bond Portfolio	$324,866	$2,816	$-	-%
SAST – SA Putnam International Value Portfolio	$257,959	$2,964	$-	-%
SAST – SA Schroders VCP Global Allocation Portfolio	$1,148,912	$593	$-	-%
SAST – SA Small Cap Index Portfolio	$173,620	$2,668	$-	-%
SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	$1,871,246	$741	$-	-%
SAST – SA T. Rowe Price VCP Balanced Portfolio	$3,686,969	$741	$-	-%
SAST – SA VCP Dynamic Allocation Portfolio	$20,915,921	$1,037	$-	-%
SAST – SA VCP Dynamic Strategy Portfolio	$13,395,763	$1,037	$-	-%
SAST – SA VCP Index Allocation Portfolio	$1,361,398	$742	$-	-%
SAST – SA Wellington Capital Appreciation Portfolio	$1,854,993	$1,864	$-	-%
SAST – SA Wellington Strategic Multi-Asset Portfolio	$189,028	$597	$-	-%
SST – SA Allocation Aggressive Portfolio	$1,168,406	$1,054	$-	-%
SST – SA Allocation Balanced Portfolio	$602,419	$1,041	$-	-%
SST – SA Allocation Moderate Portfolio	$694,832	$1,054	$-	-%
SST – SA Allocation Moderately Aggressive Portfolio	$1,214,062	$1,054	$-	-%
SST – SA American Century Inflation Managed Portfolio	$894,886	$2,409	$-	-%
SST – SA Columbia Focused Value Portfolio	$36,100	$1,656	$-	-%
SST – SA Franklin Allocation Moderately Aggressive Portfolio	$458,660	$3,161	$-	-%
SST – SA Multi-Managed Diversified Fixed Income Portfolio	$34,219	$1,936	$-	-%
SST – SA Multi-Managed International Equity Portfolio	$42,325	$2,108	$-	-%
SST – SA Multi-Managed Large Cap Growth Portfolio	$85,084	$1,807	$271	0.47%
SST – SA Multi-Managed Large Cap Value Portfolio	$53,548	$1,656	$-	-%
SST – SA Multi-Managed Mid Cap Growth Portfolio	$61,659	$2,258	$-	-%

Portfolio	Fees Paid to the Life Companies	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid	Percentage of Commissions Paid to Affiliated Broker-Dealers
SST – SA Multi-Managed Mid Cap Value Portfolio	$54,738	$2,258	$-	-%
SST – SA Multi-Managed Small Cap Portfolio	$38,826	$1,656	$-	-%

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